Exhibit 99.1

For immediate release	For More Information:
James R. Gordon, EVP & Chief Financial Officer 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES FOURTH QUARTER 2021 EARNINGS

AND 35TH YEAR OF CONSECUTIVE ANNUAL EARNINGS GROWTH

ABILENE, Texas, January 27, 2022 - First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the fourth quarter of 2021 of $55.34 million compared to earnings of $58.48 million for the same quarter a year ago. Basic and diluted earnings per share were $0.39 for the fourth quarter of 2021 compared with $0.41 for the same quarter a year ago.

Earnings for the year ended December 31, 2021 totaled $227.56 million compared to $202.03 million for the year ended December 31, 2020, reflecting an increase of $25.53 million, or 12.64 percent. Basic and diluted earnings per share were $1.60 and $1.59, respectively, for the year ended December 31, 2021 compared with basic and diluted earnings per share of $1.42 for the year ended December 31, 2020.

“Over the last two years, we have remained focused on the execution of our excellence in customer service culture across each of our markets to meet the needs of our customers during these times. Whether it was providing PPP funds, keeping our branches open, accessing the Mainstreet Lending Program, providing access to the mortgage secondary markets, protecting their deposits, or providing capital to grow and expand their business, we remained TEXAS STRONG for our communities. We finished 2021 with outstanding growth reflected by overall loan growth, excluding PPP loans, of $648.81 million, or 13.84 percent, and deposit growth of $1.89 billion, or 21.79 percent. Our continual commitment to customer service supported by our growth provides strong momentum as we begin 2022. We appreciate the continued support of our customers, shareholders and associates,” said F. Scott Dueser, Chairman, President and CEO of First Financial Bankshares, Inc.

Net interest income for the fourth quarter of 2021 was $94.81 million compared to $90.54 million for the fourth quarter of 2020. Average-earning assets increased to $11.89 billion for the fourth quarter of 2021 compared to $9.96 billion a year ago. The net interest margin, on a taxable equivalent basis, was 3.29 percent for the fourth quarter of 2021 compared to 3.75 percent in the fourth quarter of 2020.

Information related to the Company’s Paycheck Protection Program (“PPP”) loans is included in the following table (dollars in thousands):

	PPP Loans Originated		PPP Amounts as of December 31, 2021
	Number of Loans	Amount	Number of Loans	Period-End Amount, Net	Unamortized Fees	Recognized Fees During the Quarter Ended December 31, 2021
PPP Round 1	6,530	$703,450	37	$1,970	$21	$42
PPP Round 2	3,179	267,423	305	50,823	1,779	4,246

PPP Total	9,709	$970,873	342	$52,793	$1,800	$4,288

PPP loan balances totaled $52.79 million at December 31, 2021 and accounted for $103.35 million in average balances for the fourth quarter of 2021 and $327.10 million for the year ended December 31, 2021.

The Company recorded a provision for credit losses of $2.06 million for the fourth quarter of 2021 compared to a reversal of provision for credit losses of $8.03 million for the fourth quarter of 2020. At December 31, 2021, the allowance for credit losses totaled $63.47 million, or 1.18 percent of loans held-for-investment (“loans” hereafter), or 1.19 percent of loans, excluding PPP loans, compared to $66.53 million at December 31, 2020, or 1.29 percent of loans, or 1.42 percent of loans, excluding PPP loans. Additionally, the reserve for unfunded commitments totaled $6.44 million at December 31, 2021 compared to $5.49 million at December 31, 2020.

For the fourth quarter of 2021, net charge-offs totaled $2.28 million compared to net charge-offs of $561 thousand for the fourth quarter of 2020. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.63 percent at December 31, 2021, compared with 0.83 percent at December 31, 2020. Classified loans totaled $161.19 million at December 31, 2021, compared to $197.45 million at December 31, 2020.

Noninterest income for the fourth quarter of 2021 was $34.90 million compared to $35.71 million for the fourth quarter of 2020, as a result of the following:

•

Trust fees increased to $9.67 million for the fourth quarter of 2021 from $7.67 million for the fourth quarter of 2020. The fair value of trust assets managed increased to $8.70 billion at December 31, 2021 compared to $7.51 billion at December 31, 2020.

•	Service charges on deposits increased to $5.76 million for the fourth quarter of 2021 compared with $5.33 million for the fourth quarter of 2020.

•

ATM, interchange and credit card fees increased to $9.96 million for the fourth quarter of 2021 from $8.38 million for the fourth quarter of 2020, driven by the over 16,000 net new accounts opened in 2021, debit cards issued and overall customer utilization.

•	Mortgage income was $6.27 million for the fourth quarter of 2021 compared to $11.12 million for the fourth quarter of 2020 due to lower overall origination volumes and margins.

•	Loan interest recoveries during the fourth quarter of 2021 totaled $1.21 million compared to $235 thousand for the fourth quarter of 2020.

Noninterest expense for the fourth quarter of 2021 totaled $61.67 million compared to $63.71 million for the fourth quarter of 2020, as a result of the following:

•

Salary, commissions and employee benefit costs totaled $34.98 million for the fourth quarter of 2021, compared to $41.02 million in the fourth quarter of 2020. The decrease over the same quarter in the prior year was driven by decreases in profit sharing expense and incentive compensation accruals in the fourth quarter of 2021 when compared to the same period in 2020. In the fourth quarter of 2020, profit sharing and incentive expenses were higher driven by higher earnings that primarily resulted from the Company’s initial adoption of CECL. Offsetting these decreases were annual merit-based pay increases effective March 1, 2021.

The Company’s efficiency ratio was 45.84 percent for the year ended December 31, 2021 compared to 45.49 percent for the year ended December 31, 2020.

As of December 31, 2021, consolidated assets for the Company totaled $13.10 billion compared to $10.90 billion at December 31, 2020. Loans totaled $5.39 billion at December 31, 2021, compared with loans of $5.17 billion at December 31, 2020. Excluding PPP loans, loans have grown $648.81 million, or 13.84 percent, from December 31, 2020 balances. Deposits totaled $10.57 billion at December 31, 2021, compared to $8.68 billion at December 31, 2020, representing an increase of 21.79 percent. Shareholders’ equity rose to $1.76 billion as of December 31, 2021, compared to $1.68 billion at December 31, 2020.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares, Inc. is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 78 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with ten locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at http://www.ffin.com.

####

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices and the pandemic, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2021				2020
ASSETS	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
Cash and due from banks	$205,053	$201,901	$190,061	$190,350	$211,113
Interest-bearing deposits in banks	323,535	359,241	654,531	893,221	517,971
Investment securities	6,573,179	6,119,984	5,578,048	5,109,631	4,393,029
Loans, held-for-investment, excluding PPP Loans	5,336,179	5,147,160	4,984,210	4,790,752	4,687,370
PPP loans	52,793	139,334	320,392	531,810	483,663

Total loans, held-for-investment	5,388,972	5,286,494	5,304,602	5,322,562	5,171,033
Allowance for loan losses	(63,465)	(63,370)	(62,138)	(62,974)	(66,534)

Net loans, held-for-investment	5,325,507	5,223,124	5,242,464	5,259,588	5,104,499
Loans, held-for-sale	37,810	47,721	61,802	65,405	83,969
Premises and equipment, net	149,764	147,516	147,655	142,415	142,269
Goodwill	313,481	313,481	313,481	313,481	313,481
Other intangible assets	3,298	3,689	4,087	4,499	4,911
Other assets	170,834	126,601	136,954	124,297	133,258

Total assets	$13,102,461	$12,543,258	$12,329,083	$12,102,887	$10,904,500

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$3,780,230	$3,574,405	$3,427,038	$3,350,145	$2,982,697
Interest-bearing deposits	6,786,258	6,318,712	6,354,656	6,063,302	5,693,120

Total deposits	10,566,488	9,893,117	9,781,694	9,413,447	8,675,817
Borrowings	671,152	648,679	549,969	548,604	430,093
Trade date payable	—	174,236	189,838	381,871	14,641
Other liabilities	105,597	93,491	87,213	93,537	105,759
Shareholders’ equity	1,759,224	1,733,735	1,720,369	1,665,428	1,678,190

Total liabilities and shareholders’ equity	$13,102,461	$12,543,258	$12,329,083	$12,102,887	$10,904,500

	Quarter Ended
	2021				2020
INCOME STATEMENTS	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
Interest income	$95,995	$97,198	$92,602	$90,610	$92,457
Interest expense	1,187	1,416	1,653	1,786	1,920

Net interest income	94,808	95,782	90,949	88,824	90,537
Provision for credit losses	2,064	—	(1,206)	(1,997)	(8,033)

Net interest income after provisions for credit losses	92,744	95,782	92,155	90,821	98,570
Noninterest income	34,903	37,726	34,673	34,874	35,709
Noninterest expense	61,672	62,939	59,374	57,723	63,705

Net income before income taxes	65,975	70,569	67,454	67,972	70,574
Income tax expense	10,638	11,641	11,075	11,054	12,099

Net income	$55,337	$58,928	$56,379	$56,918	$58,475

PER COMMON SHARE DATA
Net income - basic	$0.39	$0.41	$0.40	$0.40	$0.41
Net income - diluted	0.39	0.41	0.39	0.40	0.41
Cash dividends declared	0.15	0.15	0.15	0.13	0.13
Book value	12.34	12.17	12.08	11.70	11.80
Tangible book value	10.12	9.94	9.85	9.47	9.57
Market value	50.84	45.95	49.13	46.73	36.17
Shares outstanding - end of period	142,532,116	142,467,687	142,359,774	142,285,611	142,161,834
Average outstanding shares - basic	142,437,804	142,334,449	142,245,555	142,146,275	142,057,705
Average outstanding shares - diluted	143,251,521	143,218,920	143,164,611	143,002,658	142,644,088

PERFORMANCE RATIOS
Return on average assets	1.74%	1.90%	1.89%	2.05%	2.19%
Return on average equity	12.63	13.43	13.38	13.83	14.27
Return on average tangible equity	15.45	16.43	16.48	17.09	17.74
Net interest margin (tax equivalent)	3.29	3.41	3.36	3.55	3.75
Efficiency ratio	46.18	45.88	45.94	45.36	49.15

	Year Ended Dec. 31,
INCOME STATEMENTS	2021	2020
Interest income	$376,405	$364,128
Interest expense	6,042	14,243

Net interest income	370,363	349,885
Provision for credit losses	(1,139)	19,517

Net interest income after provisions for credit losses	371,502	330,368
Noninterest income	142,176	139,935
Noninterest expense	241,708	227,938

Net income before income taxes	271,970	242,365
Income tax expense	44,408	40,331

Net income	$227,562	$202,034

PER COMMON SHARE DATA
Net income - basic	$1.60	$1.42
Net income - diluted	1.59	1.42
Cash dividends declared	0.58	0.51
Book Value	12.34	11.80
Tangible book value	10.12	9.57
Market Value	50.84	36.17
Shares outstanding - end of period	142,532,116	142,161,834
Average outstanding shares - basic	142,291,939	142,032,420
Average outstanding shares - diluted	143,134,220	142,554,991

PERFORMANCE RATIOS
Return on average assets	1.89%	1.98%
Return on average equity	13.31	12.93
Return on average tangible equity	16.35	16.25
Net interest margin (tax equivalent)	3.40	3.79
Efficiency ratio	45.84	45.49

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2021				2020
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$63,370	$62,138	$62,974	$66,534	$76,038
Loans charged off	(3,067)	(1,475)	(392)	(574)	(1,339)
Loan recoveries	783	2,707	595	443	778

Net recoveries (charge-offs)	(2,284)	1,232	203	(131)	(561)
Initial adoption of ASU 2016-13 (CECL) - recorded in retained earnings	—	—	—	—	(619)
Reclassification of credit marks on purchased credit deteriorated (PCD) loans	—	—	—	—	1,678
Provision for loan losses	2,379	—	(1,039)	(3,429)	(10,002)

Balance at end of period	$63,465	$63,370	$62,138	$62,974	$66,534

ALLOWANCE FOR UNFUNDED COMMITMENTS
Balance at beginning of period	$6,751	$6,751	$6,918	$5,486	$2,309
Initial adoption of ASU 2016-13 (CECL) - recorded in retained earnings	—	—	—	—	1,208
Provision for unfunded commitments	(315)	—	(167)	1,432	1,969

Balance at end of period	$6,436	$6,751	$6,751	$6,918	$5,486

Allowance for loan losses / period-end loans held-for-investment	1.18%	1.20%	1.17%	1.18%	1.29%
Allowance for loan losses / nonperforming loans	200.33	250.92	208.45	160.00	155.61
Net charge-offs (recoveries) / average total loans (annualized)	0.17	(0.09)	(0.02)	0.01	0.04

	Quarter Ended
	2021				2020
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
COMPOSITION OF LOANS HELD-FOR-INVESTMENT
Commercial:
C&I	$784,282	$680,263	$662,711	$646,316	$647,719
PPP	52,793	139,334	320,392	531,810	483,663
Municipal	177,905	165,847	179,356	176,949	181,325

Total Commercial	1,014,980	985,444	1,162,459	1,355,075	1,312,707
Agriculture	98,089	98,947	95,212	90,366	94,864
Real Estate:
Construction & Development	749,793	656,530	550,928	587,928	553,959
Farm	217,220	203,064	185,288	162,046	152,237
Non-Owner Occupied CRE	623,434	674,958	673,608	650,144	617,686
Owner Occupied CRE	821,653	824,231	820,055	759,906	746,974
Residential	1,334,419	1,328,798	1,328,474	1,254,727	1,248,409

Total Real Estate	3,746,519	3,687,581	3,558,353	3,414,751	3,319,265
Consumer:
Auto	405,416	394,072	383,764	370,027	353,595
Non-Auto	123,968	120,450	104,814	92,343	90,602

Total Consumer	529,384	514,522	488,578	462,370	444,197

Total loans held-for-investment	$5,388,972	$5,286,494	$5,304,602	$5,322,562	$5,171,033

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$55,670	$53,620	$54,497	$61,866	$56,585
Substandard	105,515	112,151	120,497	128,550	140,866
Doubtful	—	—	—	—	—

Total classified loans	$161,185	$165,771	$174,994	$190,416	$197,451

NONPERFORMING ASSETS
Nonaccrual loans	$31,652	$25,210	$29,786	$39,333	$42,619
Accruing troubled debt restructured loans	21	22	23	23	24
Accruing loans 90 days past due	8	23	—	2	113

Total nonperforming loans	31,681	25,255	29,809	39,358	42,756
Foreclosed assets	2,477	28	305	300	142

Total nonperforming assets	$34,158	$25,283	$30,114	$39,658	$42,898

As a % of loans held-for-investment and foreclosed assets	0.63%	0.48%	0.57%	0.75%	0.83%
As a % of end of period total assets	0.26	0.20	0.24	0.33	0.39

OIL AND GAS PORTFOLIO INFORMATION *
Oil and gas loans	$140,034	$96,469	$103,166	$105,261	$106,237
Oil and gas loans as a % of total loans held-for-investment	2.62%	1.87%	2.07%	2.20%	2.27%
Classified oil and gas loans	$11,821	$10,831	$13,090	$10,079	$13,298
Nonaccrual oil and gas loans	3,701	3,058	3,986	4,759	4,774
Net charge-offs (recoveries) on oil and gas loans	—	(71)	59	40	24
* Excluding PPP loans

RETAIL/RESTAURANT/HOSPITALITY PORTFOLIO INFORMATION *
Retail loans	$375,752	$348,797	$326,409	$282,310	$216,244
Restaurant loans	60,894	59,031	56,997	51,772	48,618
Hotel loans	62,404	60,733	71,008	71,435	71,716
Other hospitality loans	26,438	27,369	27,929	24,014	21,970
Travel loans	598	593	790	664	780

Total retail/restaurant/hospitality loans	$526,086	$496,523	$483,133	$430,195	$359,328

Retail/Restaurant/Hospitality loans as a % of total loans held-for-investment	9.86%	9.65%	9.69%	8.98%	7.67%
Classified Retail/Restaurant/Hospitality loans	$32,747	$34,341	$43,635	$45,214	$31,192
Nonaccrual Retail/Restaurant/Hospitality loans	1,487	1,995	5,600	6,575	5,975
Net charge-offs (recoveries) on Retail/Restaurant/Hospitality loans	42	(506)	—	—	561
* Excluding PPP loans

CAPITAL RATIOS
Common equity Tier 1 capital ratio	19.35%	19.71%	20.04%	20.32%	20.79%
Tier 1 capital ratio	19.35	19.71	20.04	20.32	20.79
Total capital ratio	20.34	20.76	21.12	21.47	22.03
Tier 1 leverage ratio	11.13	11.19	11.10	11.55	11.86
Tangible common equity ratio	11.55	11.90	11.75	12.35	12.71
Equity/Assets ratio	13.43	13.82	13.95	13.76	15.39

	Quarter Ended
	2021				2020
NONINTEREST INCOME	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
Trust fees	$9,670	$9,484	$8,692	$8,299	$7,672
Service charges on deposits	5,762	5,673	4,928	4,793	5,330
ATM, interchange and credit card fees	9,955	9,793	9,853	8,677	8,376
Gain on sale and fees on mortgage loans	6,272	8,788	8,291	9,894	11,116
Net gain on sale of available-for-sale securities	1	1	5	808	23
Net gain on sale of foreclosed assets	107	27	1	55	87
Net gain (loss) on sale of assets	(3)	(6)	74	145	22
Interest on loan recoveries	1,207	1,746	704	382	235
Other noninterest income	1,932	2,220	2,125	1,821	2,848

Total noninterest income	$34,903	$37,726	$34,673	$34,874	$35,709

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$31,876	$34,460	$32,936	$32,636	$34,773
Profit sharing expense	3,099	2,630	2,110	2,295	6,245
Net occupancy expense	3,333	3,288	3,241	3,147	3,067
Equipment expense	2,382	2,450	2,177	2,164	2,154
FDIC insurance premiums	848	815	766	701	663
ATM, interchange and credit card expenses	3,227	2,935	3,039	2,772	2,811
Legal, tax and professional fees	2,835	2,893	3,352	2,726	2,302
Audit fees	423	466	430	440	407
Printing, stationery and supplies	664	432	489	325	449
Amortization of intangible assets	391	398	412	412	483
Advertising and public relations	1,842	1,746	1,392	1,388	1,600
Operational and other losses	1,385	1,087	534	287	537
Software amortization and expense	2,817	2,855	2,829	2,619	2,563
Other noninterest expense	6,550	6,484	5,667	5,811	5,651

Total noninterest expense	$61,672	$62,939	$59,374	$57,723	$63,705

TAX EQUIVALENT YIELD ADJUSTMENT	$3,841	$3,670	$3,633	$3,547	$3,355

	Year Ended Dec. 31,
NONINTEREST INCOME	2021	2020
Trust fees	$36,145	$29,531
Service charges on deposits	21,156	20,572
ATM, interchange and credit card fees	38,278	32,469
Gain on sale and fees on mortgage loans	33,245	43,872
Net gain (loss) on sale of available-for-sale securities	815	3,633
Net gain (loss) on sale of foreclosed assets	190	159
Net gain (loss) on sale of assets	210	112
Interest on loan recoveries	4,039	856
Other noninterest income	8,098	8,731

Total noninterest income	$142,176	$139,935

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$131,908	$124,383
Profit sharing expense	10,134	10,740
Net occupancy expense	13,009	12,388
Equipment expense	9,173	8,396
FDIC insurance premiums	3,130	1,758
ATM, interchange and credit card expenses	11,973	11,235
Legal, tax and professional fees	11,806	10,769
Audit fees	1,759	2,083
Printing, stationery and supplies	1,910	2,163
Amortization of intangible assets	1,613	1,990
Advertising and public relations	6,368	4,603
Operational and other losses	3,293	2,462
Software amortization and expense	11,120	8,862
Other noninterest expense	24,512	26,106

Total noninterest expense	$241,708	$227,938

TAX EQUIVALENT YIELD ADJUSTMENT	$14,691	$11,260

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended Dec. 31, 2021			Three Months Ended Sept. 30, 2021
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Federal funds sold	$82	$—	0.48%	$1,554	$2	0.51%
Interest-bearing deposits in nonaffiliated banks	320,102	124	0.15	612,551	236	0.15
Taxable securities	3,590,137	13,556	1.51	3,081,215	12,122	1.57
Tax exempt securities	2,636,360	18,163	2.76	2,542,606	17,701	2.78
Loans	5,347,069	67,993	5.04	5,337,807	70,807	5.26

Total interest-earning assets	11,893,750	$99,836	3.33%	11,575,733	$100,868	3.46%
Noninterest-earning assets	726,932			705,099

Total assets	$12,620,682			$12,280,832

Interest-bearing liabilities:
Deposits	$6,399,343	$1,110	0.07%	$6,346,267	$1,340	0.08%
Borrowings	639,725	77	0.05	599,934	76	0.05

Total interest-bearing liabilities	7,039,068	$1,187	0.07%	6,946,201	$1,416	0.08%
Noninterest-bearing deposits	3,744,848			3,490,685
Other noninterest-bearing liabilities	99,091			103,446
Shareholders’ equity	1,737,675			1,740,500

Total liabilities and shareholders’ equity	$12,620,682			$12,280,832

Net interest income and margin (tax equivalent)		$98,649	3.29%		$99,452	3.41%

	Three Months Ended June 30, 2021			Three Months Ended Mar. 31, 2021
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Federal funds sold	$3,049	$4	0.54%	$1,942	$3	0.58%
Interest-bearing deposits in nonaffiliated banks	796,835	211	0.11	637,129	159	0.10
Taxable securities	2,656,211	11,449	1.72	2,251,419	10,264	1.82
Tax exempt securities	2,461,924	17,410	2.83	2,368,615	16,979	2.87
Loans	5,383,781	67,161	5.00	5,296,149	66,753	5.11

Total interest-earning assets	11,301,800	$96,235	3.42%	10,555,254	$94,158	3.62%
Noninterest-earning assets	692,282			700,550

Total assets	$11,994,082			$11,255,804

Interest-bearing liabilities:
Deposits	$6,229,991	$1,560	0.10%	$5,916,237	$1,696	0.12%
Borrowings	527,669	93	0.07	456,620	91	0.08

Total interest-bearing liabilities	6,757,660	$1,653	0.10%	6,372,857	$1,787	0.11%
Noninterest-bearing deposits	3,439,683			3,114,656
Other noninterest-bearing liabilities	106,994			99,581
Shareholders’ equity	1,689,745			1,668,710

Total liabilities and shareholders’ equity	$11,994,082			$11,255,804

Net interest income and margin (tax equivalent)		$94,582	3.36%		$92,371	3.55%

	Three Months Ended Dec. 31, 2020
	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Federal funds sold	$—	$—	—%
Interest-bearing deposits in nonaffiliated banks	195,637	50	0.10
Taxable securities	2,086,419	10,708	2.05
Tax exempt securities	2,318,912	16,733	2.89
Loans	5,356,229	68,321	5.07

Total interest-earning assets	9,957,197	$95,812	3.83%
Noninterest-earning assets	674,229

Total assets	$10,631,426

Interest-bearing liabilities:
Deposits	$5,479,873	$1,826	0.13%
Borrowings	428,117	94	0.09

Total interest-bearing liabilities	5,907,990	$1,920	0.13%
Noninterest-bearing deposits	2,987,572
Other noninterest-bearing liabilities	106,065
Shareholders’ equity	1,629,799

Total liabilities and shareholders’ equity	$10,631,426

Net interest income and margin (tax equivalent)		$93,892	3.75%

	Year Ended Dec. 31, 2021			Year Ended Dec. 31, 2020
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Federal funds sold	$1,651	$9	0.55%	$1,388	$14	0.99%
Interest-bearing deposits in nonaffiliated banks	590,843	730	0.12	249,698	939	0.38
Taxable securities	2,898,924	47,390	1.63	2,233,634	51,456	2.30
Tax exempt securities	2,503,220	70,253	2.81	1,882,711	58,403	3.10
Loans	5,341,332	272,714	5.11	5,152,531	264,576	5.13

Total interest-earning assets	11,335,970	$391,096	3.45%	9,519,962	$375,388	3.94%
Noninterest-earning assets	706,285			673,553

Total assets	$12,042,255			$10,193,515

Interest-bearing liabilities:
Deposits	$6,224,621	$5,704	0.09%	$5,198,554	$13,119	0.25%
Borrowings	556,610	338	0.06	561,505	1,124	0.20

Total interest-bearing liabilities	6,781,231	$6,042	0.09%	5,760,059	$14,243	0.25%
Noninterest-bearing deposits	3,449,313			2,782,896
Other noninterest-bearing liabilities	102,279			88,550
Shareholders’ equity	1,709,432			1,562,010

Total liabilities and shareholders’ equity	$12,042,255			$10,193,515

Net interest income and margin (tax equivalent)		$385,054	3.40%		$361,145	3.79%